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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 12 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2001

INTEGRATED MEASUREMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-26274	93-0840631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9525 S.W. Gemini Drive
Beaverton, Oregon 97008
(503) 626-7117
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  OTHER EVENTS

    On July 18, 2001, Integrated Measurement Systems, Inc., an Oregon corporation (the "Company"), issued a press release announcing its financial results for the quarter ended June 30, 2001. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1	Press Release issued by Integrated Measurement Systems, Inc. on July 18, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 18, 2001.

INTEGRATED MEASUREMENT SYSTEMS, INC. (Registrant)

/s/ Fred Hall Fred Hall Chief Financial Officer

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SIGNATURES